                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY


        The person whose signature appears below hereby constitutes and appoints Raymond E. List and Daniel F. Clark, and each of them, any one of whom may act without the joinder of the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-8 (the "Registration Statement") relating to the registration of shares of common stock, $.01 par value, of COHR Inc. offered in connection with the 1995 Stock Option Plan of COHR Inc. and with the 1996 Stock Option Plan of COHR Inc., and any and all amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of June, 1998.



                                        /s/ Lynn P. Reitnouer
                                       -----------------------
                                       Name: Lynn P. Reitnouer

                                POWER OF ATTORNEY


        The person whose signature appears below hereby constitutes and appoints Raymond E. List and Daniel F. Clark, and each of them, any one of whom may act without the joinder of the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-8 (the "Registration Statement") relating to the registration of shares of common stock, $.01 par value, of COHR Inc. offered in connection with the 1995 Stock Option Plan of COHR Inc. and with the 1996 Stock Option Plan of COHR Inc., and any and all amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of June, 1998.



                                       /s/ Ronnie J. Messenger
                                      -------------------------
                                      Name: Ronnie J. Messenger

                                POWER OF ATTORNEY


        The person whose signature appears below hereby constitutes and appoints Raymond E. List and Daniel F. Clark, and each of them, any one of whom may act without the joinder of the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-8 (the "Registration Statement") relating to the registration of shares of common stock, $.01 par value, of COHR Inc. offered in connection with the 1995 Stock Option Plan of COHR Inc. and with the 1996 Stock Option Plan of COHR Inc., and any and all amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of June, 1998.



                                         /s/ James D. Barber
                                        ---------------------
                                        Name: James D. Barber

                                POWER OF ATTORNEY


        The person whose signature appears below hereby constitutes and appoints Raymond E. List and Daniel F. Clark, and each of them, any one of whom may act without the joinder of the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-8 (the "Registration Statement") relating to the registration of shares of common stock, $.01 par value, of COHR Inc. offered in connection with the 1995 Stock Option Plan of COHR Inc. and with the 1996 Stock Option Plan of COHR Inc., and any and all amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of June, 1998.



                                        /s/ Frederick C. Meyer
                                       ------------------------
                                       Name: Frederick C. Meyer

                                POWER OF ATTORNEY


        The person whose signature appears below hereby constitutes and appoints Raymond E. List and Daniel F. Clark, and each of them, any one of whom may act without the joinder of the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-8 (the "Registration Statement") relating to the registration of shares of common stock, $.01 par value, of COHR Inc. offered in connection with the 1995 Stock Option Plan of COHR Inc. and with the 1996 Stock Option Plan of COHR Inc., and any and all amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of June, 1998.



                                         /s/ Louis A. Simpson
                                        ----------------------
                                        Name: Louis A. Simpson

                                POWER OF ATTORNEY


        The person whose signature appears below hereby constitutes and appoints Raymond E. List and Daniel F. Clark, and each of them, any one of whom may act without the joinder of the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-8 (the "Registration Statement") relating to the registration of shares of common stock, $.01 par value, of COHR Inc. offered in connection with the 1995 Stock Option Plan of COHR Inc. and with the 1996 Stock Option Plan of COHR Inc., and any and all amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of June, 1998.



                                        /s/ Stephen W. Gamble
                                       -----------------------
                                       Name: Stephen W. Gamble